SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 6th day of April, 2015.

AMONG:

DAN CLAYTON of Suite 502, Unit 3, Building 3, Huilongguan District, Long Yueyuan #2, Changping, Beijing, China 102208

(hereinafter called the "Vendor")

OF THE FIRST PART

AND:

HORIZON MINERALS CORP., a corporation duly formed under the laws of Delaware with its registered office at 9101 West Sahara Avenue, Suite 105-197, Las Vegas, NV 89117

(hereinafter called the "Horizon")

OF THE SECOND PART

AND:

BOOMCHAT INC., a company with limited liability duly formed under the laws of Nevada with its registered office at 153 W. Lake Mead Parkway, Suite 2240, Henderson, NV 89015

(hereinafter called the "Boomchat")

OF THE THIRD PART

AND:

ROBERT FEDUN of 9101 West Sahara Avenue, Suite 105-197, Las Vegas, NV 89117

(hereinafter called the "Principal Shareholder")

OF THE FOURTH PART

WHEREAS:

A.

Horizon has offered to purchase all of the issued and outstanding shares of Boomchat;

B.

The Vendor has agreed to sell to Horizon all of the issued and outstanding shares of Boomchat held by the Vendor on the terms and conditions set forth herein;

C.

The Principal Shareholder has agreed to surrender for cancellation certain issued and outstanding common shares of Horizon;

D.  In order to record the terms and conditions of the agreement among them the parties wish to enter into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1 .00 paid by Horizon to the Vendor and to Boomchat, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1.

INTERPRETATION

1.1

Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)

"Business" means the business in which Boomchat is engaged, namely:

(i)

Software Development

(ii)

any other enterprise that is directly related to the foregoing.

(b)

"Closing Date" means the fifth business day following the day on which Boomchat delivers the financial statements referred to in Article 5 to Horizon or such other date as may be mutually agreed upon by the parties hereto but in any event not more than 120 days from the date of this Agreement.

(c)

"Boomchat Financial Statements" means the unaudited financial statements of Boomchat for the year ended December 31, 2014.

(d)

"Boomchat Shares" means all of shares of the capital stock of the Boomchat held by the Vendor, being all of the issued and outstanding shares of the Boomchat.

(e)

"Horizon Audited Financial Statements" means those audited financial statements of Horizon for the period ended December 31, 2014 as filed with the SEC on March 31,2014, as amended August 29,2014.

(f)

"Horizon Financial Statements" means, collectively, the Horizon Audited Financial Statements and the Horizon Unaudited Financial Statements.

(g)

"Horizon Shares" means those fully paid and non-assessable shares in the common stock of Horizon to be issued to the Vendor as set out in Article 2.

(h)

"Horizon Unaudited Financial Statements" means those unaudited financial statements of Horizon for the period ended September 30, 2014 as filed with the SEC on November 12, 2014, as amended December 10, 2014.

(i)

"Principal Shares" means the 30,000,000 shares of common stock of Horizon to be surrendered for cancellation by the Principal Shareholder under paragraph 2.3 of this Agreement immediately prior to Closing.

(j)

"Securities Act" means the United States Securities Act of 1933.

(k)

"Technology Purchase Agreement" means the technology purchase agreement dated as of December 31, 2014 between Boomchat Inc. and Dan Clayton.

1.2

All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3

The following schedules are attached to and form part of this Agreement:

Schedule A - Intellectual Property of Boomchat

2.

SHARE EXCHANGE AND PURCHASE OF SHARES

2.1

The Vendor hereby covenants and agrees to sell, assign and transfer to Horizon, and Horizon covenants and agrees to purchase from the Vendor, a total of 1,000 common shares of Boomchat being all of the issued and outstanding shares of Boomchat (the "Boomchat Shares").

2.2

The consideration for the Purchase of Boomchat Shares by Horizon will be the issuance to the Vendor of 40,000,000 common shares of Horizon.

2.3

As additional consideration for the Vendor entering into this Agreement and selling the shares of Boomchat to Horizon, the Principal Shareholder agrees to surrender for cancellation the Principal Shares at Closing.

3.

PAYMENT TO BOOMCHAT

3.1

Within ten (10) days of execution of this Agreement, Horizon will pay to Boomchat $50,000 which sum shall be used to complete development of the BoomChat App. The payment will be non refundable.

4.

US SECURITIES MATTERS

4.1

US Restricted Securities. The Vendor acknowledges and agrees that the Horizon Shares will be "restricted securities" as that term is defined in Rule 144(a)(3) of the Securities Act and are being offered and sold to the Vendor in accordance with the exemption from the registration requirements of the Securities Act and applicable state securities laws based in part on the representations and warranties of the Vendor in this Agreement.

4.2

US Restrictions on Transfer. The Vendor agrees to reoffer, resell or transfer the Horizon Shares pursuant only to an effective registration under the Securities Act or to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws and that the Company may refuse to register any resale or transfer not made pursuant to an effective registration under the Securities Act and any applicable state securities laws or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

4.3

U.S. Legend. The Vendor acknowledges and agrees that all certificates representing the Horizon Shares will be endorsed with a restrictive legend substantially similar to the following in accordance with the Securities Act or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

4.4

U.S. Securities Representations. The Vendor covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the offer and sale of the Horizon Shares to the Vendor:

(a)

An investment in the Company's securities is highly speculative, and the Vendor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of his investment, has such knowledge and experience in financial or business matters such that he is capable of evaluating the merits and risks of the investment in the securities of the Company.

(b)

The Vendor can bear the economic risk of an investment in the securities of the Company.

(c)

The Vendor acknowledges that it has been informed that the offer and sale of the Horizon Shares has not been reviewed by the SEC or any other regulatory body and that the Horizon Shares are being offered and sold pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

5.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND THE BOOMCHAT

The Vendor and Boomchat jointly and severally covenant with and represent and warrant to Horizon as follows, and acknowledge that Horizon is relying upon such covenants, representations and warranties in connection with the purchase by Horizon of the Boomchat Shares:

5.1

Boomchat has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Nevada; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business Plan.

5.2

The total share capital of Boomchat consists of 75,000,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding.

5.3

The Boomchat Shares owned by the Vendor are owned by him as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands Whatsoever.

5.4

No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendor of any of the Boomchat Shares held by him.

5.5

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Boomchat or of any securities of the Boomchat.

5.6

Boomchat does not have any subsidiaries, or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Horizon.

5.7

Boomchat will not, without the prior written consent of Horizon, issue any additional shares or ownership interest in Boomchat from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of Boomchat or ownership interest in Boomchat.

5.8

Boomchat is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

5.9

The books and records of Boomchat fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of Boomchat as at the date hereof, and all material financial transactions of Boomchat relating to the Business have been accurately recorded in such books and records.

5.10

As at the date of this Agreement, Boomchat does not hold any assets other than the assets acquired under the Technology Purchase Agreement and its liabilities do not exceed USD $100.00

5.11

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of Boomchat or of any indenture, instrument or agreement, written or oral, to which Boomchat or the Vendor may be a party.

5.12

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Boomchat and the Vendor, result in the violation of any law or regulation of Nevada or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which Boomchat or the Business may be subject.

5.13

This Agreement has been duly authorized, validly executed and delivered by Boomchat and the Vendor.

5.14

Boomchat is not a party to any written or oral employment, service or pension agreement, and, Boomchat does not have any employees who cannot be dismissed on not more than one month's notice without further liability.

5.15

Boomchat does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and Boomchat is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

5.16

Boomchat is not the owner, lessee or under any agreement to own or lease any real property.

5.17

Boomchat owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in Schedule A, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

5.18

Except for the Technology Purchase Agreement, Boomchat does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind Whatsoever, including, but not limited to, employment agreements.

5.19

There are no actions, suits or proceedings (whether or not purportedly on behalf of Boomchat), pending or threatened against or affecting Boomchat or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither Boomchat nor the Vendor is aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

5.20

Boomchat is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and Boomchat is entitled to all benefits thereunder.

5.21

Boomchat has the right to use all of the Intellectual Property in relation to the Business.

5.22

To the best of the knowledge of Boomchat and the Vendor, the conduct of the Business does not infringe upon the patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

5.23

To the best of the knowledge of Boomchat and the Vendor, Boomchat is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, Boomchat is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which Boomchat owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

5.24

Boomchat has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of Boomchat or to any person or corporate body not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by Horizon.

5.25

Boomchat has made full disclosure to Horizon of all aspects of the Business and has made all of its books and records available to the representatives of Horizon in order to assist Horizon in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by Boomchat or the Vendor.

5.26

There are no material liabilities of Boomchat of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which Boomchat or the Horizon may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities referred to in section 5.10 of this Agreement.

5.27

The Articles, bylaws and other constating documents of Boomchat in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

5.28

The directors and officers of Boomchat are as follows:

Name	Position
Ling Xin Jiao	President, Secretary and Director
Jessica Chuang	Treasurer

5.29

The Vendor represents and warrants to Horizon that the Vendor is acquiring the Horizon Shares for investment purposes, only, with no present intention of dividing his interest with others or reselling or otherwise disposing of any or all of the Horizon Shares.

6.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF HORIZON

Horizon covenant with and represent and warrant to the Vendor and Boomchat as follows and acknowledge that the Vendor and Boomchat are relying upon such covenants, representations and warranties in entering into this Agreement:

6.1

Horizon has been duly incorporated and organized and is validly subsisting under the laws of the State of Delaware; it is a reporting issuer under the United States Securities Exchange Act of 1934 and is in good standing with respect to all filings required to be made under such statutes with the United States Securities and Exchange Commission; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

6.2

The directors and officers of Horizon are as follows:

Name	Position
Robert Fedun	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director

6.3

The authorized capital of Horizon consists of 200,000,000 shares of common stock with a par value $0.0001 per share, of which 66,063,880 shares are currently issued and outstanding as fully paid and non-assessable.

6.4

No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Horizon.

6.5

Horizon will not, without the prior written consent of the Vendor, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of Horizon.

6.6

The Horizon Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Horizon as at the date thereof.

6.7

The Horizon Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Horizon as of the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities.

6.8

There have been no material adverse changes in the financial position or condition of Horizon or damage, loss or destruction materially affecting the business or property of Horizon since the date of the Horizon Unaudited Financial Statements except as may be disclosed by Horizon in Current Reports on Form 8-K filed with the United States Securities and Exchange Commission.

6.9

Horizon have made full disclosure to the Vendor and Boomchat of all material aspects of the Horizon's business and has made all of its books and records available to the representatives of Boomchat and the Vendor in order to assist Boomchat and the Vendor in the performance of its due diligence searches and no material facts in relation to Horizon's business have been concealed by Horizon.

6.10

Horizon is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

6.11

Except as disclosed in the Horizon Financial Statements, there are no actions, suits or proceedings (whether or not purportedly on behalf of Horizon), pending or threatened against or affecting Horizon or affecting Horizon's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and Horizon is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

6.12

Horizon's common shares are quoted on the NASD OTC Bulletin Board and the OTC Markets Quality Board and Horizon is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the NASD OTC Bulletin Board applicable to Horizon or its operations.

6.13

Horizon currently has no employees or is a party to any collective agreements with any labour unions or other association of employees.

6.14

Horizon does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Boomchat.

6.15

The business of Horizon now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendor.

6.16

No liability, cost or expense will be incurred or payable by Horizon in connection with the disposition of any of its properties.

6.17

No capital expenditures in excess of $5,000 have been made or authorized by the Horizon since the date of the Horizon Audited Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by Horizon after the date hereof and up to the Closing Date without the prior written consent of the Vendor.

6.18

Horizon is not indebted to any of its directors or officers nor are any of Horizon's directors or officers indebted to Horizon.

6.19

Horizon has good and marketable title to its properties and assets as set out in the Horizon Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

6.20

The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of Horizon in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date.

6.21

There are no material liabilities of Horizon of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which Horizon or Boomchat may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Horizon Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Horizon Unaudited Financial Statements, none of which has been materially adverse to the nature of Horizon's business, results of operations, assets, financial condition or manner of conducting the Horizon's business.

6.22

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of Horizon or of any indenture, instrument or agreement, written or oral, to which Horizon may be a party.

6.23

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Horizon, result in the violation of any law or regulation of the United States or the State of Delaware or of any local government bylaw or ordinance to which Horizon or the Horizon's business may be subject

6.24

This Agreement has been duly authorized, validly executed and delivered by Horizon.

6.25 Horizon does not have any contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

6.26

The Horizon Shares to be transferred to the Vendor will be validly issued, fully paid and non-assessable shares in the common stock of Horizon.

7.

ACTS IN CONTEMPLATION OF CLOSING

7.1

Boomchat covenants and agrees with Horizon to, prior to or on the Closing Date, deliver to Horizon those audited annual financial statements and unaudited interim financial statements of Boomchat as are required by Article 8 of Regulation S-X of the United States Securities and Exchange Commission in order to permit Horizon to make the United States Securities and Exchange Commission filings required in respect of the purchase and sale of the shares of Boomchat in accordance with this Agreement.

8.

CONDITIONS OF CLOSING

8.1

All obligations of Horizon under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The respective representations and warranties of the Vendor and Boomchat contained in this Agreement or in any Schedule hereto or certificate or other document delivered to Horizon pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and Horizon shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for Horizon and signed under seal by the Vendor and by two senior officers of Boomchat to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3 and 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of Horizon;

(b)

Boomchat shall have caused to be delivered Horizon either a certificate of an officer of Boomchat or, at Horizon's election, an opinion of legal counsel acceptable to Horizon's legal counsel, in either case, in form and substance satisfactory to Horizon, dated as of the Closing Date, to the effect that:

(i)

Boomchat owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Boomchat Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)

Boomchat has been duly incorporated, organized and is validly existing under the laws of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

(iii)

the issued and authorized capital of Boomchat is as set out in this Agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

(iv)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit Boomchat Shares to be duly and validly transferred to and registered in the name of Horizon; and

(v)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the transfer of Boomchat Shares to the Horizon, will not be in breach of any laws of Nevada , and, in particular but without limiting the generality of the foregoing , the execution and delivery of this Agreement by the Vendor and Boomchat has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Nevada or of any other country or state in which the Vendor is resident or Boomchat carries on business;

and, without limiting the generality of the foregoing, that all corporate proceedings of Boomchat, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for Horizon, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Boomchat or the Business (financial or otherwise) from that shown on or reflected in the Boomchat Financial Statements.

(d)

No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e)

Boomchat shall have delivered to Horizon those financial statements of Boomchat specified in paragraph 5.1 hereof.

8.2

In the event any of the foregoing conditions contained in paragraph 6.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Horizon, Horizon may terminate this Agreement by written notice to the Vendor and in such event Horizon shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by Horizon without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

8.3

All obligations of the Vendor under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The representations and warranties of Horizon contained in this Agreement or in any Schedule hereto or certificate or other document delivered to Boomchat and the Vendor pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Vendor shall have received on the Closing Date a certificate dated as of the Closing Date, in a form satisfactory to the Vendor and signed under seal by two senior officers of the Horizon, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendor.

(b)

Horizon shall has caused to be delivered to the Vendor either a certificate of an officer of the Horizon or, at the Vendor's election, an opinion of legal counsel acceptable to counsel to the Vendor, in either case, in form and substance satisfactory to the Vendor, dated as of the Closing Date, to the effect that:

(i)

Horizon has been duly incorporated and organized and are validly subsisting under the laws of the State of Delaware, Horizon has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Delaware and with respect to all annual and quarterly filings with the United States Securities and Exchange Commission;

(ii)

the issued and authorized capital of Horizon are as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Horizon Shares to be duly and validly allotted and issued to and registered in the name of the Vendor;

(iv)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the issuance and delivery of the Horizon Shares to the Vendor, in consideration of the purchase of the Boomchat Shares from the Vendor, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by Horizon has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of Horizon, their shareholders and directors and all other matters which, in the reasonable opinion of counsel for Boomchat, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favourable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Horizon from that shown on or reflected in the Horizon Audited Financial Statements.

8.4

In the event that any of the conditions contained in paragraph 6.3 hereof shall not be fulfilled or performed by Horizon at or before the Closing Date to the reasonable satisfaction of the Vendor then the Vendor shall have all the rights and privileges granted to Horizon under paragraph 6.2, mutatis mutandis.

9.

CLOSING ARRANGEMENTS

9.1

The closing shall take place on the Closing Date at the offices of the Horizon at June 30, 2015, or at such other time and place as the parties may mutually agree.

9.2

On the Closing Date, upon fulfilment of all the conditions set out in Article 6 which have not been waived in writing by Horizon or by the Vendor or by Boomchat, as the case may be, then:

(a)

Boomchat shall deliver to Horizon:

(i)

the certificates and officer's certificate or opinion referred to in paragraph 6.1 ; and

(ii)

evidence satisfactory to Horizon and their legal counsel of the completion by Boomchat and the Vendor of those acts referred to in paragraph 5.1.

(b)

The Vendor shall cause the Boomchat Shares to be transferred into the name of Horizon, or its nominee, to be duly and regularly recorded in the books and records of Boomchat;

(c)

Horizon shall issue, execute and deliver to the Vendor and Boomchat:

(i)

the share certificates representing the Horizon Shares registered in the name of the Vendor;

(ii)

the certificates and officer's certificate or opinion referred to in paragraph 6.1;

(iii)

sequential resignations and directors resolutions such that all of the directors and officers of Horizon will have resigned and the following will have been appointed directors and/or officers of Horizon immediately following closing:

Name	Position
Dan Clayton	Director, Chief Executive Officer, President, Secretary & Treasurer
Robert Fedun	Director

(iv)

all agreements, deeds or other documents (including but not limited to a power of attorney) which are necessary to register the transfer of Boomchat from the Vendor to Horizon under the laws of Nevada.

(d)

The Principal Shareholder shall deliver to Horizon the share certificates representing the Principal Shares and such other documents as may be necessary to effect the cancellation and return to treasury of the Principal Shares.

10.

GENERAL PROVISIONS

10.1

Time shall be of the essence of this Agreement.

10.2

This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Boomchat Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

10.3

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Horizon may not assign this Agreement without the consent of Boomchat which consent may be withheld for any reason whatsoever.

10.4

Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

10.5

This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

10.6

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be govemed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

10.7

No claim shall be made by Boomchat or the Vendor against Horizon, or by Horizon against Boomchat or the Vendor, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $10,000.

-- SIGNATURE PAGE FOLLOWS --

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

VENDOR:

SIGNED, SEALED AND DELIVERED

BY DAN CLAYTON

in the presence of:

/s/ WANG LING

/s/ DAN CLAYTON

Signature of Witness

DAN CLAYTON

WANG LING

#1339 Jun Hui Shang Pin, No 95 Shi Fu Rd., Ying Kou City

Liaoning Province, China 115000

HORIZON:

HORIZON MINERALS CORP.

/s/ Robert Fedun

Robert Fedun, President

BOOMCHAT:

BOOMCHAT INC.

/s/ Ling Xin Jiao

Ling Xin Jiao, President

PRINCIPAL SHAREHOLDER:

SIGNED, SEALED AND DELIVERED

BY ROBERT FEDUN

in the presence of:

/s/ Jocelyn Dillon

/s/ ROBERT FEDUN

Signature of Witness

ROBERT FEDUN

Dillon, Jocelyn

# 659, 53222 RR 272 Spruce Grave, A3

SCHEDULE "A"

to that Share Purchase Agreement

dated for reference as of the 6th of April 2015

INTELLECTUAL PROPERTY OF BOOMCHAT

(a)

The Boomchat Application software in object code and source code format in human and machine readable form.

(b)

Any and all design and development notes used in the original development and later enhancement of the Boomchat Application.

(c)

All end-user documentation for the use of the Boomchat Application.

(d)

All training and support materials used to instruct users and document support calls for the use of the Boomchat Application.

(e)

All trademarks. logos and other intellectual property related to the Boomchat Application software.